                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           VARCO INTERNATIONAL, INC.
               (Name of Registrant as Specified In Its Charter)


                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

   Notes:

[INSERT LETTER--Record Holders and Firms not in ADP.]
[Date intended to be released: April 27, 2000.]
                                                                    [VARCO LOGO]
Dear Shareholder:

Enclosed are materials that relate to a special meeting of shareholders of Varco International, Inc. to be held on May 30, 2000.

This is an extremely important meeting for Varco shareholders. We are seeking your support for the proposed merger with Tuboscope Inc. being voted on at the special meeting.

Because over 50% of all outstanding shares must vote FOR the proposal in order for it to pass, we are asking you to promptly return your proxy. Please help us avoid the expense associated with phone calls and follow-up mailings by voting your proxy TODAY.

If you have any questions, please call our proxy solicitor, The Altman Group, toll-free at (800) 206-0007.

Thank you.

                                          Sincerely,
                                          /s/ GEORGE BOYADJIEFF
                                          George Boyadjieff
                                          Chairman of the Board
                                          and Chief Executive Officer

                            YOUR VOTE IS IMPORTANT!
             PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

[INSERT LETTER--ADP only.]
[Date intended to be released: April 27, 2000.]
                                                                   [VARCO LOGO]

Dear Shareholder:

Enclosed are materials that relate to a special meeting of shareholders of Varco International, Inc. to be held on May 30, 2000.

This is an extremely important meeting for Varco shareholders. We are seeking your support for the proposed merger with Tuboscope being voted on at the special meeting.

Your shares are held in the name of your brokerage firm or bank. That firm will NOT be able to vote on your behalf on the merger proposal unless they receive your specific instructions.

Your shares will not be voted unless you return the enclosed voting form; or, if you prefer, you may vote by telephone or over the Internet. Detailed instructions are provided on the enclosed voting form.

Over 50% of all outstanding shares must vote FOR the proposal in order for it to pass. We are asking all shareholders to vote. Please cast your vote TODAY and help us avoid the expense associated with follow-up mailings.

If you have any questions, please call our proxy solicitor, The Altman Group, toll-free at (800) 206-0007.

Thank you.

                                          Sincerely,

                                          /s/ GEORGE BOYADJIEFF
                                          George Boyadjieff
                                          Chairman of the Board
                                          and Chief Executive Officer

                            YOUR VOTE IS IMPORTANT!
                               PLEASE VOTE TODAY.

[NOBO Letter.]
[Date intended to be released: May 3, 2000.]
                                                                    [VARCO LOGO]

Dear Shareholder:

We recently sent you proxy materials relating to a special meeting of shareholders of Varco International, Inc. to be held on May 30, 2000. We are seeking your support for the merger proposal with Tuboscope Inc. being voted on at the special meeting.

In order for the Varco/Tuboscope merger to be approved, over 50% of all outstanding Varco shares must vote FOR the merger proposal. We hope to receive the highest possible favorable vote for the merger proposal, and would like your shares to be represented.

If you have not yet voted, please return the enclosed proxy TODAY. Your vote will NOT be cast at the special meeting unless you return your voting instructions.

If you have any questions, please call our proxy solicitor, The Altman Group, toll-free at (800) 206-0007.

Thank you.

                                          Sincerely,

                                          /s/ GEORGE BOYADJIEFF
                                          George Boyadjieff
                                          Chairman of the Board
                                          and Chief Executive Officer

                            YOUR VOTE IS IMPORTANT!
             PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

[INSERT LETTER FOR FIRST FOLLOW-UP (Record holders and non-ADP Firms.]
[Date intended to be released: May 10, 2000.]
                                                                    [VARCO LOGO]
Dear Shareholder:

We recently sent you proxy materials relating to a special meeting of shareholders of Varco International, Inc. to be held on May 30, 2000. We are seeking your support for the Varco/Tuboscope merger proposal being voted on at the special meeting.

In order for the merger to be approved, over 50% of all outstanding Varco shares must vote FOR the merger proposal. We hope to receive the highest possible favorable vote for the merger proposal, and would like your shares to be represented.

If you have not yet voted, your shares will not be represented at the meeting unless you return the enclosed voting form; or, if you prefer, you may vote by telephone or over the Internet. Detailed instructions are provided on the enclosed voting form. Please vote TODAY.

If you have any questions, please call our proxy solicitor, The Altman Group, toll-free at (800) 206-0007.

Thank you.

                                          Sincerely,

                                          /s/ GEORGE BOYADJIEFF
                                          George Boyadjieff
                                          Chairman of the Board
                                          and Chief Executive Officer

                            YOUR VOTE IS IMPORTANT!
                               PLEASE VOTE TODAY.

[INSERT LETTER FOR FIRST FOLLOW-UP (ADP).]
[Date intended to be released: May 10, 2000.]
                                                                    [VARCO LOGO]

Dear Shareholder:

We recently mailed proxy material relating to the special meeting of shareholders of Varco International, Inc. At the meeting, we are seeking shareholder approval of the proposed merger with Tuboscope Inc. You should already have received your material from the custodian of your shares.

Because your shares are held in the name of your brokerage firm or bank, that firm will NOT be able to vote on your behalf on this important matter unless they receive your specific instructions.

In order for the merger to be approved, over 50% of all outstanding Varco shares must vote FOR the merger proposal.

Please mail the enclosed postcard after you have voted your proxy, so that we can update our records.

If you have any questions, please call our proxy solicitor, The Altman Group, toll-free at (800) 206-0007.

Thank you.

                                          Sincerely,

                                          /s/ GEORGE BOYADJIEFF
                                          George Boyadjieff
                                          Chairman of the Board
                                          and Chief Executive Officer